UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 25, 2010
Date of Report (Date of earliest event reported)

NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 656-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     As previously announced, beginning in the first quarter of 2010, NYSE Euronext will report results in three reportable business segments: Derivatives; Cash Trading and Listings; and Information Services and Technology Solutions. This Form 8-K provides information on this change in segment reporting and a summary of the effects of this change on our 2009 historical segment results of operations. This change in segment reporting will be reflected retrospectively but in no way revises or restates our Consolidated Statements of Financial Condition, Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Comprehensive Income or Consolidated Statements of Cash Flows for any period.
     Our new reportable segments are focused on NYSE Euronext’s three primary global business units and are determined based on the management of such business units and the services provided and products sold by each business unit. Derivatives is comprised of our derivatives trading and clearing businesses and includes NYSE Liffe, NYSE Liffe Clearing, Bclear, NYSE Liffe US and NYSE Amex Options and related derivatives market data. Cash Trading and Listings consists of our cash trading and listings businesses and includes the New York Stock Exchange, NYSE Euronext, NYSE Amex, NYSE Arca, NYSE Alternext, NYSE Arca Europe and SmartPool, as well as BlueNext and InterBolsa, and related cash trading market data. Information Services and Technology Solutions refers to our commercial technology transactions, data and infrastructure businesses and includes NYSE Technologies.
     The new reporting segments were determined based primarily on how NYSE Euronext’s chief operating decision maker views and evaluates our operations. We recently evaluated our revenue and expense allocation methodologies and are now able to produce discrete financial information for each of our new business segments. Our chief operating decision maker regularly reviews such discrete financial information to make decisions about resources to be allocated to each segment and to assess its performance.
     The change to our reportable business segments was effective as of January 1, 2010. All segment financial information, beginning in the first quarter of 2010, will reflect this change. This change will be reflected on a retrospective basis, with prior years also adjusted to reflect the change in segments. NYSE Euronext is issuing this Form 8-K in order to provide investors with 2009 summary financial information and historical data that is consistent with our new reporting structure. Exhibits 99.1 through 99.6 provide quarterly financial summary information by reportable segment for the fiscal year ended December 31, 2009.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

99.1	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Summary.

99.2	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Derivatives.

99.3	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Cash Trading and Listings.

99.4	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Information Services and Technology Solutions.

99.5	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Corporate and Eliminations.

99.6	Quarterly Segment Financial Information – Fiscal Year Ended December 31, 2009 – Quarterly Consolidated Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext
Dated: March 25, 2010	By	/s/ Michael S. Geltzeiler
Michael S. Geltzeiler
Group Executive Vice President & Chief Financial Officer